EXHIBIT 32.1



        JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
            FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)


         In connection with the Annual Report of OmniCorder Technologies, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Mark A. Fauci, President and Chief Executive Officer, and Celia Schiffner, Controller and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 3, 2004


                                      By: /s/ Mark A. Fauci
                                          --------------------------------------
                                          Mark A. Fauci
                                          President and Chief Executive Officer




                                      By: /s/ Celia Schiffner
                                          --------------------------------------
                                          Celia Schiffner
                                          Controller and Chief Financial Officer